SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 18, 2002
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                      Access Solutions International, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
         ---------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                               0-28920 05-0426298
                          ------- --------------------
           (Commission File Number) (IRS Employer Identification No.)


                   65 Ten Rod Road, North Kingstown, RI 02852
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               (Address of principal executive offices) (Zip Code)


                    Registrant's telephone number, including
                            area code: 401-295-2691


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          (Former name or former address, if changed since last report)

Item 5.         Other Events.
                ------------


                Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.
                ---------------------------------------

                Exhibit No.    Description

                Exhibit 2 Purchase and Sale Agreement dated September 9, 2002 between Access Solutions International, Inc. and Computer Upgrade Corporation

                Exhibit 99     Press Release dated September 18, 2002


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                            ACCESS SOLUTIONS INTERNATIONAL, INC.



                                           By:  /s/Thomas E. Gardner
                                              ----------------------------------
                                              Name:  Thomas E. Gardner
                                              Title: Chairman and Treasurer



Dated:  September 18, 2002